ADAMS
DIVERSIFIED EQUITY
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2025
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Managed Distribution Policy

The Board of Directors of Adams Diversified Equity Fund, Inc. (the “Fund”) adopted a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. Distributions in accordance with the MDP began in the third quarter of 2024.
The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a constant, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
U.S. and global stocks moved higher in the third quarter as exuberance around artificial intelligence (AI) continued to power the market. The U.S. Federal Reserve’s (Fed’s) September interest-rate cut, stronger-than-expected corporate earnings, and still-robust consumer spending also contributed to the positive sentiment.
Equities continued their upward trend despite a host of potential headwinds and uncertainties. Tariff and trade war news continues to be unpredictable. The depth
“Equities continued their upward trend despite a host of potential headwinds and uncertainties.”

and duration of the Fed’s easing cycle remain uncertain. Labor market and housing data seem to be weakening. Globally, the wars continue, and growth projections are tenuous.
The S&P 500 Index’s total return for the quarter was 8.1%. The Information Technology (IT) sector accounted for more than half of the Index’s gain and when combined with the Communication Services and Consumer Discretionary sectors accounted for more than three-quarters of the total advance. Consumer Staples was the lone sector that declined during the quarter, falling 2.4%. The largest companies in the Index continued to perform well. After underperforming in the first half of the year, Alphabet, Apple, and Tesla were each up more than 20% during the third quarter. That said, the equity rally broadened as small capitalization stocks, as measured by the Russell 2000 Index, posted double-digit gains and outperformed their large cap counterparts. Small caps tend to benefit from lower interest rates and rate-cutting cycles, and the Fed’s dovishness helped push the Russell 2000 to its first all-time high since 2021. Still, large cap stocks remained the year-to-date leaders.
In the second quarter, 81% of S&P 500 companies exceeded earnings-per-share guidance, according to market data provider FactSet. Year-over-year earnings growth was 11.7%, marking a third consecutive quarter of double-digit growth. The strongest results were in the Communication Services, Information Technology, and Financials sectors, driven by the AI theme and, for Financials, higher trading levels and capital market activity.
The Fed reduced the federal funds rate by a quarter point in September, the first cut of 2025, as concerns around a softening job market seemed to outweigh inflation worries. U.S. businesses turned cautious about hiring amid evolving tax, tariff, and immigration policies. Companies added an average of just 29,000 jobs per month in June through August, after prior jobs numbers from the Bureau of Labor Statistics were revised dramatically lower. Meanwhile, annual inflation accelerated to 2.9% in August, the highest reading since January, led higher by

Letter to Shareholders (continued)

food and used cars and trucks. The market continues to expect two more cuts to the federal funds rate before the end of the year.
Interestingly, the 10-year U.S. Treasury note, which briefly dipped below 4% on the day of the rate cut, rose to close out the quarter at 4.15%. That’s unusual, because 10-year yields typically follow short-term interest rates lower. This time, investors are likely worried about inflation and the rising federal deficit. This highlights a changing landscape for bond investors, especially since the yield curve was inverted in the years following the pandemic.
U.S. retail sales achieved gains in each month of the third quarter. Though rising prices played a role, and some theorized that consumers were spending ahead of expected tariff-related inflation, consumer spending underscored the U.S. economy’s resilience. However, the University of Michigan Index of Consumer Sentiment, which surged in June and July, declined in August and September. The gauge remained higher than April’s two-year low but well below the recent, post-election high in December 2024.
Our Fund posted a 7.6% return on net asset value during the quarter, modestly trailing the S&P 500 benchmark. Year to date, the Fund’s 16.0% NAV return continued to outperform the 14.8% return of the Index. The Fund’s best performing sectors on a relative basis were Health Care and Technology. Positioning in the Consumer Discretionary and Financials sectors weighed the most on relative returns.
Health Care was our top contributing sector during the quarter. The Fund’s holdings rose 5.9% compared to a 3.8% return for the sector within the S&P 500. Our position in Abbvie was a significant contributor. Abbvie continues to experience impressive growth in their immunology drugs Skyrizi and Rinvoq. They also have one of the most robust pipelines of new drugs in the sector, leading to a favorable growth outlook. Our overweight holding in Medtronic, a diversified medical device maker, also benefited the portfolio.
Our IT holdings slightly outpaced those for the sector within the S&P 500, driven by strong performance from cloud networking provider Arista Networks and semiconductor manufacturing equipment and services provider Lam Research. Arista rallied over the period as the company reported sharp revenue and earnings growth fueled by the AI buildout from key customers such as Meta and Microsoft. Arista’s high-performance networking tools remain in high demand and we believe will provide a path to sustainable growth moving forward. Lam Research benefited during the quarter as leadership among AI-themed stocks shifted toward companies aligned with memory chip manufacturing for AI data centers. Memory chip demand has run higher than many expected, and strong forecasts for the equipment to make them supported the stock. Lam Research has also picked up market share in logic chip equipment, a potential avenue for further growth.

Letter to Shareholders (continued)

Our Consumer Discretionary holdings advanced 7.3%, compared to a 9.4% sector gain in the benchmark. Our position in online travel company Booking Holdings, which was a key contributor to the Fund’s outperformance during the first half of the year, underperformed for the third quarter. We continued to like Booking’s market position and remained invested in the stock. Our underweight in Tesla weighed on our relative performance as the stock surged 40% during the quarter.
Stock selection also hindered relative performance in the Financials sector, as our holdings’ 1.5% advance trailed the S&P 500 sector’s 3.2% gain. Our holding of derivatives and commodities exchange operator CME Group was a notable detractor, and we trimmed our position toward the end of the quarter. Capital One Financial underperformed as it digests the Discover Financial acquisition amid concerns about a deterioration in sub-prime auto lending quality. We believe the combination of Capital One and Discover will drive ongoing revenue growth and margin expansion opportunities.
For the nine months ended September 30, 2025, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 16.0%. This compares to a 14.8% total return for the S&P 500 and a 13.4% total return for the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was 17.8%. During the first nine months of this year, the Fund paid distributions to shareholders in the amount of  $165.2 million, or $1.39 per share.
For the twelve months ended September 30, 2025, the Fund’s total return on NAV was 18.3%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were 17.6% and 15.2%, respectively. The Fund’s total return on market price for the period was 20.9%.
Sometimes “cautiously optimistic” is used as a cliché as investment managers look ahead, but it feels particularly accurate right now. We’re pleasantly surprised with the resilience of the market, especially when it comes to continued earnings growth. We also like to see the market broadening, and to see some of the laggards perform better. We understand that the AI giants and their smaller cousins are driving the market for a reason: They are growing rapidly, generating strong cash flow, and are positioning themselves to lead the next tech revolution.
At the same time, there are concerns to contemplate. Company commentaries have been generally positive, but not overly optimistic. Tariff headlines continue to ebb and flow, and the interplay of a softening labor market and accelerating inflation creates uncertainty about the Fed’s future actions. We are also mindful that the S&P 500 closed the quarter at nearly 23 times forward earnings, above the 10-year average of 18.5.
For the most part, these issues and concerns have been with us for a while, and yet the market remains strong. There are a lot of questions and we all want answers. But if the last couple of years have shown us anything, it’s that answers take time. That’s true of interest rates, the job market, and geopolitical tensions. It’s also true of the tariff and trade policy, and we won’t know the ultimate winners in the AI space for some time to come.

Letter to Shareholders (continued)

We remain cautiously optimistic, because while there’s a lot we don’t know—and won’t for some time—we do know that our disciplined investment philosophy has carried us through and has served the Fund well.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer
D. Cotton Swindell, CFA
President
October 16, 2025

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2025	2024
At September 30:
Net asset value per share	$24.61	$24.31
Market price per share	$22.30	$21.56
Shares outstanding	121,337,257	112,690,081
Total net assets	$2,986,405,308	$2,739,312,275
Average net assets	$2,726,973,476	$2,760,559,116
Unrealized appreciation on investments	$1,545,983,016	$1,327,790,426

For the nine months ended September 30:
Net investment income	$16,215,070	$12,189,226
Net realized gain (loss)	$132,177,596	$217,531,118
Total return (based on market price)	17.8%	24.9%
Total return (based on net asset value)	16.0%	21.3%

Key ratios:
Expenses to average net assets*	0.50%	0.61%
Net investment income to average net assets*	0.79%	0.59%
Portfolio turnover*	57.4%	64.2%
Net cash & short-term investments to net assets	0.6%	0.6%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2025
(unaudited)
	Market Value	Percent of Net Assets
NVIDIA Corporation	$245,315,384	8.2%
Microsoft Corporation	219,766,185	7.4
Apple Inc.	209,535,027	7.0
Alphabet Inc. Class A	129,572,300	4.3
Amazon.com, Inc.	114,769,239	3.8
Meta Platforms, Inc. Class A	90,695,930	3.0
Broadcom Inc.	87,492,132	2.9
JPMorgan Chase & Co.	64,304,506	2.2
Tesla, Inc.	54,166,896	1.8
Adams Natural Resources Fund, Inc.*	54,144,363	1.8
	$1,269,761,962	42.4%

*
Non-controlled affiliated closed-end fund

Schedule of Investments

September 30, 2025
(unaudited)
	Shares	Value (a)
Common Stocks — 99.4%
Communication Services — 10.1%
Alphabet Inc. Class A	533,000	$129,572,300
Meta Platforms, Inc. Class A	123,500	90,695,930
Netflix, Inc. (b)	34,822	41,748,792
Spotify Technology SA (b)	9,100	6,351,800
TKO Group Holdings, Inc. Class A	54,300	10,966,428
T-Mobile US, Inc.	96,900	23,195,922
		302,531,172
Consumer Discretionary — 10.7%
Amazon.com, Inc. (b)	522,700	114,769,239
Booking Holdings Inc.	5,600	30,235,912
Home Depot, Inc.	80,700	32,698,833
McDonald’s Corporation	74,400	22,609,416
O’Reilly Automotive, Inc. (b)	217,500	23,448,675
PulteGroup, Inc.	53,500	7,068,955
Tesla, Inc. (b)	121,800	54,166,896
Uber Technologies, Inc. (b)	349,700	34,260,109
		319,258,035
Consumer Staples — 5.0%
Coca-Cola Company	144,000	9,550,080
Colgate-Palmolive Company	72,300	5,779,662
Costco Wholesale Corporation	13,700	12,681,131
Lamb Weston Holdings, Inc.	92,900	5,395,632
PepsiCo, Inc.	47,800	6,713,032
Philip Morris International Inc.	214,935	34,862,457
Post Holdings, Inc. (b)	111,000	11,930,280
Procter & Gamble Company	70,249	10,793,759
Sysco Corporation	189,500	15,603,430
Walmart Inc.	353,243	36,405,224
		149,714,687
Energy — 3.2%
Adams Natural Resources Fund, Inc. (c)(f)	2,516,002	54,144,363
Baker Hughes Company	309,400	15,073,968
Chevron Corporation	178,327	27,692,400
		96,910,731

Schedule of Investments (continued)

September 30, 2025
(unaudited)
	Shares	Value (a)
Financials — 13.1%
American International Group, Inc.	248,200	$19,493,628
Bank of America Corp.	918,868	47,404,400
Berkshire Hathaway Inc. Class B (b)	93,043	46,776,438
Capital One Financial Corporation	157,670	33,517,489
Goldman Sachs Group, Inc.	42,000	33,446,700
JPMorgan Chase & Co.	203,863	64,304,506
M&T Bank Corporation	93,600	18,497,232
Mastercard Incorporated Class A	57,562	32,741,841
Moody’s Corporation	41,500	19,773,920
Progressive Corporation	86,000	21,237,700
T. Rowe Price Group, Inc.	154,800	15,888,672
Visa Inc. Class A	116,861	39,894,008
		392,976,534
Health Care — 9.0%
AbbVie, Inc.	187,700	43,460,058
Boston Scientific Corporation (b)	213,700	20,863,531
Cencora, Inc.	77,100	24,096,063
Cigna Group	40,200	11,587,650
CVS Health Corporation	127,500	9,612,225
Eli Lilly and Company	41,968	32,021,584
Health Care Select Sector SPDR Fund	144,300	20,082,231
Insulet Corporation (b)	40,700	12,565,311
Johnson & Johnson	102,800	19,061,176
Medtronic plc	192,900	18,371,796
Merck & Co., Inc.	308,800	25,917,584
UnitedHealth Group Incorporated	50,800	17,541,240
Vertex Pharmaceuticals Incorporated (b)	35,100	13,746,564
		268,927,013
Industrials — 7.8%
Axon Enterprise Inc. (b)	14,700	10,549,308
Boeing Company (b)	135,300	29,201,799
Carrier Global Corporation	277,200	16,548,840
GE Aerospace	150,200	45,183,164
GE Vernova Inc.	40,700	25,026,430
Johnson Controls International plc	171,000	18,801,450
L3Harris Technologies, Inc.	42,100	12,857,761
Lincoln Electric Holdings, Inc.	81,000	19,102,230
Parker-Hannifin Corporation	28,500	21,607,275
Republic Services, Inc.	68,500	15,719,380
RTX Corporation	103,500	17,318,655
		231,916,292

Schedule of Investments (continued)

September 30, 2025
(unaudited)
	Shares	Value (a)
Information Technology — 34.5%
Advanced Micro Devices, Inc. (b)	128,000	$20,709,120
Analog Devices, Inc.	79,000	19,410,300
Apple Inc.	822,900	209,535,027
Arista Networks, Inc. (b)	208,664	30,404,431
Atlassian Corporation Class A (b)	76,300	12,185,110
Autodesk, Inc. (b)	40,700	12,929,169
Broadcom Inc.	265,200	87,492,132
Cisco Systems, Inc.	374,800	25,643,816
International Business Machines Corporation	87,900	24,801,864
Lam Research Corporation	278,000	37,224,200
Microsoft Corporation	424,300	219,766,185
NVIDIA Corporation	1,314,800	245,315,384
Oracle Corporation	85,800	24,130,392
Palantir Technologies Inc. Class A (b)	56,900	10,379,698
Palo Alto Networks, Inc. (b)	107,800	21,950,236
Salesforce, Inc.	55,000	13,035,000
Snowflake, Inc. (b)	68,200	15,382,510
		1,030,294,574
Materials — 1.6%
Crown Holdings, Inc.	150,400	14,527,136
Ecolab Inc.	72,200	19,772,692
Freeport-McMoRan, Inc.	199,400	7,820,468
Materials Select Sector SPDR Fund	51,200	4,588,544
		46,708,840
Real Estate — 2.0%
AvalonBay Communities, Inc.	57,600	11,126,592
CBRE Group, Inc. Class A (b)	98,200	15,472,392
Prologis, Inc.	158,800	18,185,776
VICI Properties Inc.	421,600	13,748,376
		58,533,136
Utilities — 2.4%
Constellation Energy Corporation	29,300	9,641,751
Duke Energy Corporation	150,000	18,562,500
Entergy Corporation	212,900	19,840,151
Eversource Energy	215,000	15,295,100
Vistra Corp.	37,400	7,327,408
		70,666,910
Total Common Stocks
(Cost $1,422,774,838)		2,968,437,924
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		466,000

Schedule of Investments (continued)

September 30, 2025
(unaudited)
	Shares	Value (a)
Short-Term Investments — 0.7%
Money Market Funds — 0.7%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 4.12% (e)	19,296,860	$19,302,649
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.95% (e)	503,523	503,523
Total Short-Term Investments
(Cost $19,802,242)		19,806,172
Total — 100.1%
(Cost $1,442,727,080)		2,988,710,096
Other Assets Less Liabilities — (0.1)%		(2,304,788)
Net Assets — 100.0%		$2,986,405,308

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the nine months ended September 30, 2025, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and capital gain distributions	Dividend income	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)*	2,516,002	140,456	3,598,939	(486,893)	54,144,363
Total		$140,456	$3,598,939	$(486,893)	$54,610,363

*
The Fund elected to receive 175,069 shares (cost basis $3,739,373) in lieu of cash for distributions received in 2025. Cost basis at end of period was $41,196,072.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
D. Cotton Swindell, CFA	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(877) 260-8188
Website: www.computershare.com/us
Email: info@computershare.com